Summary of Significant Accounting Policies - Summary of Movement In Deferred Revenue (Detail) ₨ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)
Contract With Customer Asset And Liability [Abstract]
Beginning balance	₨ 2,239	$ 30.6	₨ 1,899
Increased as a result of additional cash received against VGF	236	3.2	385
Deferred revenue recognized	93	1.3	73
Amount recognized into revenue	(105)	(1.4)	(118)
Ending balance	₨ 2,463	$ 33.7	₨ 2,239